UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 8, 2006
Date of Report (Date of earliest event reported)
EMDEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)
(201) 703-3400
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED AUGUST 8, 2006
EX-99.2 FINANCIAL TABLES ACCOMPANYING EXHIBIT 99.1
EX-99.3 FINANCIAL GUIDANCE SUMMARY ACCOMPANYING EXHIBIT 99.1
EX-99.4 ANNEX A TO EXHIBITS 99.1 THROUGH 99.3

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including those regarding: guidance on our future financial results and other projections or measures of our future performance; the amount and timing of the benefits expected from acquisitions, from new products or services and from other potential sources of additional revenue; expected timing of completion of the sale of Emdeon Practice Services; and explorations of possible transactions and other alternatives involving Emdeon Business Services. These statements speak only as of the date of this press release and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; relationships with customers and strategic partners; difficulties in integrating acquired businesses; and changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet and information technology industries. In addition, there can be no assurance that the exploration of strategic alternatives with respect to Emdeon Business Services will result in any definitive agreement or transaction. Further information about these matters can be found in our Securities and Exchange Commission filings. We expressly disclaim any intent or obligation to update these forward-looking statements.

Item 2.02. Results of Operations and Financial Condition
     On August 8, 2006, we issued a press release announcing our results for the quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains the financial tables that accompanied the press release. Exhibit 99.4 to this Current Report contains an Annex to the press release entitled “Explanation of Non-GAAP Financial Measures.” Exhibits 99.1, 99.2 and 99.4 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure
     Exhibit 99.3 to this Current Report includes forward-looking financial information that accompanied Exhibit 99.1 and that is expected to be discussed on the previously announced conference call with investors and analysts to be held by us at 4:45 p.m., Eastern time, today (August 8, 2006). The call can be accessed at www.emdeon.com (in the About Emdeon section) and a replay will be available at the same location. Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
     (c) Exhibits
          The following exhibits are furnished herewith:

99.1	Press Release, dated August 8, 2006, regarding the Registrant’s results for the quarter ended June 30, 2006

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: August 8, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated August 8, 2006, regarding the Registrant’s results for the quarter ended June 30, 2006

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3